Exhibit 99.1

KCG ANNOUNCES CANCELLATION OF ITS

2017 ANNUAL MEETING OF STOCKHOLDERS

NEW YORK, New York – April 25, 2017 – KCG Holdings, Inc. (NYSE: KCG) today announced that its board of directors has cancelled the company’s 2017 Annual Meeting of Stockholders previously scheduled for May 10, 2017 at 1:00 p.m. Eastern Standard time.

On April 20, 2017, KCG announced that it had reached a definitive agreement for Virtu Financial, Inc. (NASDAQ: VIRT) to acquire all outstanding shares of KCG’s Class A Common Stock for $20.00 per share in cash. The merger is subject to approval by KCG’s stockholders, regulatory approvals and other customary closing conditions and is expected to close in the third quarter of 2017. The Company expects that the current members of its board of directors will continue as directors until the completion of the merger. KCG will publicly announce the date and time of the stockholders’ meeting to vote upon the merger agreement once it is determined by the company’s board of directors.

About KCG

KCG is a leading independent securities firm offering investors a range of services designed to address trading needs across asset classes, product types and time zones. The firm combines advanced technology with specialized client service across market making, agency execution and venues and also engages in principal trading via exchange-based market making. KCG has multiple access points to trade global equities, fixed income, options, currencies and commodities via voice or automated execution. www.kcg.com

Additional Information and Where to Find It

This press release may be deemed to be solicitation material in respect of the proposed merger between KCG and Virtu (“Merger”). In connection with the Merger, KCG intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A. INVESTORS AND STOCKHOLDERS OF KCG ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING KCG’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and stockholders will be able to obtain copies of the documents, when filed, free of charge at the SEC’s website (http://www.sec.gov). Investors and stockholders may also obtain copies of documents filed by KCG with the SEC by contacting KCG at Investor Relations, KCG Holdings, Inc., 300 Vesey Street, New York, NY 10282, by email at jmairs@kcg.com, or by visiting KCG’s website (http://investors.kcg.com).

Participants in Solicitation

KCG and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of KCG Class A Common Stock in connection with the proposed Merger. Information about KCG’s directors and executive officers is available in KCG’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on March 31, 2017. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed Merger when they become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any investment or voting decisions.

Certain statements contained herein constitute “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects,” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may,” or by variations of such words or similar expressions. These “forward looking statements” are not historical facts and are based on current expectations, estimates and projections about

KCG’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Any forward-looking statement contained herein speaks only as of the date on which it is made. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict including, without limitation, risks associated with: (i) the inability to manage trading strategy performance and grow revenue and earnings; (ii) the receipt of additional payments from the sale of KCG Hotspot that are subject to certain contingencies; (iii) changes in market structure, legislative, regulatory or financial reporting rules, including the increased focus by Congress, federal and state regulators, self-regulatory organizations and the media on market structure issues, and in particular, the scrutiny of high frequency trading, best execution, internalization, alternative trading systems, market fragmentation, colocation, access to market data feeds, and remuneration arrangements such as payment for order flow and exchange fee structures; (iv) past or future changes to KCG’s organizational structure and management; (v) KCG’s ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by KCG’s customers and potential customers; (vi) KCG’s ability to keep up with technological changes; (vii) KCG’s ability to effectively identify and manage market risk, operational and technology risk, cybersecurity risk, legal risk, liquidity risk, reputational risk, counterparty and credit risk, international risk, regulatory risk, and compliance risk; (viii) the cost and other effects of material contingencies, including litigation contingencies, and any adverse judicial, administrative or arbitral rulings or proceedings; (ix) the effects of increased competition and KCG’s ability to maintain and expand market share; (x) the migration of KCG’s Jersey City, NJ data center operations to other commercial data centers and colocations; (xi) the completion of the Merger in a timely manner or at all; (xii) obtaining required governmental approvals of the Merger on the terms expected or on the anticipated schedule; (xiii) KCG’s stockholders failing to approve the Merger; (xiv) the parties to the Merger Agreement failing to satisfy other conditions to the completion of the Merger, or failing to meet expectations regarding the timing and completion of the Merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (xv) the effect of the announcement or pendency of the Merger on KCG s business relationships, operating results, and business generally; (xvI) risks that the proposed Merger disrupts current operations of KCG and potential difficulties in KCG employee retention as a result of the Merger; risks related to diverting management’s attention from KCG s ongoing business operations; (xvii) the outcome of any legal proceedings that may be instituted against KCG related to the Merger Agreement or the Merger; and (xvIii) the amount of the costs, fees, expenses and other charges related to the Merger. The list above is not exhaustive. Because forward looking statements involve risks and uncertainties, the actual results and performance of KCG may materially differ from the results expressed or implied by such statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Unless otherwise required by law, KCG also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made herein. Readers should carefully review the risks and uncertainties disclosed in KCG’s reports with the SEC, including those detailed in “Risk Factors” in Part I, Item 1A and elsewhere in the Annual Report on Form 10-K for the year ended December 31, 2016, and in other reports or documents KCG files with, or furnishes to, the SEC from time to time.

CONTACTS

Sophie Sohn	Jonathan Mairs
Communications & Marketing	Investor Relations
312-931-2299	646-682-6403
media@kcg.com	investors@kcg.com